                                                                   Exhibit 10.12

                                     FORM OF
                             STOCK OPTION AGREEMENT

      This Stock Option Agreement, is entered into as of the ____ day of _________________, 200__, between SUN HYDRAULICS CORPORATION, a Florida corporation (the "Corporation"), and ____________________________ (the
"Participant").

                              W I T N E S S E T H

      WHEREAS, the Participant is an officer and/or key employee of Sun Hydraulics Corporation; and

      WHEREAS, effective September 30, 1996, the Corporation adopted the Sun Hydraulics Corporation 1996 Stock Option Plan, as amended effective as of February 24, 1997 (the "Plan") in order to provide officers and key employees of the Corporation and its affiliated companies with an opportunity to acquire an equity interest in the Corporation; and

      WHEREAS, the Corporation has determined that it is in the best interests of the Corporation to grant Participant the option to purchase shares of common stock of the Corporation under the Plan.

      NOW, THEREFORE, in consideration of the covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

      1. Grant of Options. Subject to the terms and conditions of this Agreement, the Corporation hereby grants to the Participant the right and option to purchase up to a total of ___________________________ (_______) shares of the common stock, $0.001 par value, of the Corporation (the "Common Stock"), at a purchase price of $___________ per share.

      2. Period of Exercise. The Options shall become vested and exercisable in three (3) installments. At any time during the term of the Options, the maximum number of shares of Common Stock the Participant may purchase by exercising the Options shall be limited as specified in the following schedule:

                                     MAXIMUM NUMBER OF SHARES
         PERIOD                      WHICH CAN BE PURCHASED
After [date]             Up to ________ shares

From [date] to [date]    Up to ________ shares (less any shares previously
                         purchased through Option exercises)

After [date]             Up to ________ shares (less any shares previously
                         purchased through Option exercises)

      3. Termination Date of Options. The Options granted hereunder shall terminate on __________________, 20___. The Participant shall have no right to exercise the Options at any time after this date.

      4. Manner of Exercise. When the Participant elects to exercise the Options to purchase shares of Common Stock, he shall give written notice of such exercise to the Secretary of the Corporation. The notice of exercise shall state the number of shares of Common Stock as to which the Options are being exercised.

            The Participant may exercise the Options to purchase all, or any lesser whole number, of the number of shares of Common Stock which he is then permitted to purchase under Paragraph 2.

      5. Payment for Shares. Full payment of the option price for the shares of Common Stock purchased by exercising the Options shall be due at the time the notice of exercise is delivered pursuant to Paragraph 4. Such payment may be made (i) in cash, (ii) by delivery of shares of Common Stock already owned by the Participant for at least six months, with a fair market value equal to the option price, (iii) with the approval of the Compensation Committee (the "Committee") of the Board of Directors of the Corporation, in cash at the time of exercise to the extent of the par value of such shares of Common Stock with the balance of the Purchase Price paid pursuant to a promissory note on terms satisfactory to the Committee delivered at the time of exercise, or (iv) in any other form acceptable to the Committee.

            Alternatively, the Participant may exercise his Options by delivering a signed, irrevocable notice of exercise, accompanied by payment in full of the option price by the Participant's stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Options promptly to the Participant's stockbroker for the Participant's account.

      6. Issuance of Stock Certificates for Shares. The stock certificates for any shares of Common Stock issuable to the Participant upon exercise of the Options shall be delivered to the Participant (or to the person to whom the rights of the Participant shall have passed by will or the laws of descent and distribution) as promptly after the date of exercise as is feasible, but not before the Participant has paid the option price for such shares. The Corporation shall place such legends on the stock certificates, and such other notations on its stock transfer records, as may be necessary to identify such shares as shares issued pursuant to the exercise of incentive stock options.

      7. Termination. If the Participant's employment with the Corporation terminates during the term of the Options, the Participant shall have the right to exercise the Options during a period of ninety (90) days following the termination of employment, but in no event later than __________________, 20____. The maximum number of shares the Participant may purchase by exercising the Options during this ninety day period shall not exceed the number of shares which could be purchased by the Participant immediately prior to the date of termination pursuant to Paragraph 2.

      8. Effect of Death or Disability. If the Participant dies before the Options expire or have been exercised with respect to all of the shares of Common Stock subject to the Options, the Participant's executor, administrator, or any person to whom the Options may be transferred by his will or by the laws of descent, shall have the right to exercise the Options, to the extent not previously exercised, at any time prior to the first anniversary of the date of death, but in no event later than __________________, 20____. For this purpose, the terms of this Agreement shall be deemed to apply to such person as if he or she were the Participant.

            In the event of the disability of Participant while employed by the Corporation, the Options may be exercised, to the extent not previously exercised, by Participant at any time prior to the first anniversary of the date of disability, but in no event later than __________________, 20____. The determination as to whether Participant's employment is terminated due to "disability" shall be vested solely in the Committee and its determination shall be final and conclusive on all parties.

      9. Adjustments in the Shares. Notwithstanding anything contained herein to the contrary, in the event of any changes in the Common Stock of the Corporation prior to the purchase thereof by Participant by reason of a share dividend, split-up, reclassification, recapitalization, subdivision, combination, exchange of shares, merger, consolidation or liquidation by or of the Corporation, the aggregate number and class of shares available under this Agreement to be purchased by Participant and the purchase price therefor shall be correspondingly adjusted by the Committee; provided, however, that no such adjustment shall be made as a result of any public offering of shares of the Corporation's Common Stock.

      10. Non-Transferability of Options. The Participant's rights under the Options may not be assigned or transferred by the Participant other than by will or the laws of descent and distribution.

      11. Securities Laws. The Corporation may from time to time impose any conditions on the exercise of the Options as it deems necessary or advisable to ensure that the Options granted hereunder, and each exercise thereof, satisfy the requirements of applicable securities and other laws. Such conditions to satisfy applicable securities and other laws may include, without limitation, the partial or complete suspension of the right to exercise the Options until the offering of the shares covered by the Options have been registered under the Securities Act of 1933, or the printing of legends on all stock certificates issued to the Participant referring to the restrictions on the transferability of such shares.

      12. Rights Prior to Issuance of Certificates. Neither the Participant nor any person to whom the rights of the Participant shall have passed by will or the laws of descent and distribution shall have any of the rights of a stockholder with respect to any shares of Common Stock until the date of the issuance to him of certificates for such Common Stock as provided in Paragraph 6 above.

      13. Agreement Subject to Option Plan. This Agreement and the rights and obligations of the parties hereto are subject to and governed by the terms of the Plan as the same may be amended from time to time, the provisions of which are incorporated by reference into this Agreement.

      14. Withholding. The Company's obligation to deliver all or any of the Shares upon the exercise of the Option shall be subject to the applicable tax withholding requirements of the United States and any political subdivision thereof. Withholding tax due upon the exercise of any Option may be paid using the Shares upon such terms and conditions as the Board shall determine; provided, however, that the Board in its sole discretion may disapprove such form of payment and require that such taxes be paid in cash.

      15.   Miscellaneous.

            (a) This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

            (b) The terms of this Agreement may only be amended, modified or waived by a written agreement executed by both the Participant and the Corporation.

            (c) The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of Florida, without giving effect to principles of conflicts of law.

      IN WITNESS WHEREOF, the parties have executed this Agreement effective the date and year first above written.

ATTEST:                                      SUN HYDRAULICS CORPORATION

_____________________________________        By: _______________________________
                            Secretary                                  President

                                             "PARTICIPANT"

                                             ___________________________________

                                     FORM OF
                        INCENTIVE STOCK OPTION AGREEMENT

      This Incentive Stock Option Agreement, is entered into as of the ____ day of _________________, 200__, between SUN HYDRAULICS CORPORATION, a Florida corporation (the "Corporation"), and ____________________________ (the
"Participant").

                              W I T N E S S E T H

      WHEREAS, the Participant is an officer and/or key employee of Sun Hydraulics Corporation; and

      WHEREAS, effective September 30, 1996, the Corporation adopted the Sun Hydraulics Corporation 1996 Stock Option Plan, as amended effective as of February 24, 1997 (the "Plan") in order to provide officers and key employees of the Corporation and its affiliated companies with an opportunity to acquire an equity interest in the Corporation; and

      WHEREAS, the Corporation has determined that it is in the best interests of the Corporation to grant Participant the option to purchase shares of common stock of the Corporation under the Plan.

      NOW, THEREFORE, in consideration of the covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

      1. Grant of Options. Subject to the terms and conditions of this Agreement, the Corporation hereby grants to the Participant the right and option to purchase up to a total of ___________________________ (_______) shares of the common stock, $0.001 par value, of the Corporation (the "Common Stock"), at a purchase price of $___________ per share.

            The options to purchase up to _____________ shares of Common Stock granted under this Agreement (the "Options") are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

      2. Period of Exercise. The Options shall become vested and exercisable in three (3) installments. At any time during the term of the Options, the maximum number of shares of Common Stock the Participant may purchase by exercising the Options shall be limited as specified in the following schedule:

                                        MAXIMUM NUMBER OF SHARES
      PERIOD                             WHICH CAN BE PURCHASED
After [date]            Up to ________ shares

From [date] to [date]   Up to ________ shares (less any shares previously purchased through Option exercises)

After [date]            Up to ________ shares (less any shares previously purchased through Option exercises)

      3. Termination Date of Options. The Options granted hereunder shall terminate on __________________, 20___. The Participant shall have no right to exercise the Options at any time after this date.

      4. Manner of Exercise. When the Participant elects to exercise the Options to purchase shares of Common Stock, he shall give written notice of such exercise to the Secretary of the Corporation. The notice of exercise shall state the number of shares of Common Stock as to which the Options are being exercised.

            The Participant may exercise the Options to purchase all, or any lesser whole number, of the number of shares of Common Stock which he is then permitted to purchase under Paragraph 2.

      5. Payment for Shares. Full payment of the option price for the shares of Common Stock purchased by exercising the Options shall be due at the time the notice of exercise is delivered pursuant to Paragraph 4. Such payment may be made (i) in cash, (ii) by delivery of shares of Common Stock already owned by the Participant for at least six months, with a fair market value equal to the option price, (iii) with the approval of the Compensation Committee (the "Committee") of the Board of Directors of the Corporation, in cash at the time of exercise to the extent of the par value of such shares of Common Stock with the balance of the Purchase Price paid pursuant to a promissory note on terms satisfactory to the Committee delivered at the time of exercise, or (iv) in any other form acceptable to the Committee.

            Alternatively, the Participant may exercise his Options by delivering a signed, irrevocable notice of exercise, accompanied by payment in full of the option price by the Participant's stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Options promptly to the Participant's stockbroker for the Participant's account.

      6. Issuance of Stock Certificates for Shares. The stock certificates for any shares of Common Stock issuable to the Participant upon exercise of the Options shall be delivered to the Participant (or to the person to whom the rights of the Participant shall have passed by will or the laws of descent and distribution) as promptly after the date of exercise as is feasible, but not before the Participant has paid the option price for such shares. The Corporation shall place such legends on the stock certificates, and such other notations on its stock transfer records, as may be necessary to identify such shares as shares issued pursuant to the exercise of incentive stock options.

      7. Termination. If the Participant's employment with the Corporation terminates during the term of the Options, the Participant shall have the right to exercise the Options during a period of ninety (90) days following the termination of employment, but in no event later than __________________, 20____. The maximum number of shares the Participant may purchase by exercising the Options during this ninety day period shall not exceed the number of shares which could be purchased by the Participant immediately prior to the date of termination pursuant to Paragraph 2.

      8. Effect of Death or Disability. If the Participant dies before the Options expire or have been exercised with respect to all of the shares of Common Stock subject to the Options, the Participant's executor, administrator, or any person to whom the Options may be transferred by his will or by the laws of descent, shall have the right to exercise the Options, to the extent not previously exercised, at any time prior to the first anniversary of the date of death, but in no event later than __________________, 20____. For this purpose, the terms of this Agreement shall be deemed to apply to such person as if he or she were the Participant.

            In the event of the disability of Participant while employed by the Corporation, the Options may be exercised, to the extent not previously exercised, by Participant at any time prior to the first anniversary of the date of disability, but in no event later than __________________, 20____. The determination as to whether Participant's employment is terminated due to "disability" shall be vested solely in the Committee and its determination shall be final and conclusive on all parties.

      9. Adjustments in the Shares. Notwithstanding anything contained herein to the contrary, in the event of any changes in the Common Stock of the Corporation prior to the purchase thereof by Participant by reason of a share dividend, split-up, reclassification, recapitalization, subdivision, combination, exchange of shares, merger, consolidation or liquidation by or of the Corporation, the aggregate number and class of shares available under this Agreement to be purchased by Participant and the purchase price therefor shall be correspondingly adjusted by the Committee; provided, however, that no such adjustment shall be made as a result of any public offering of shares of the Corporation's Common Stock.

      10. Non-Transferability of Options. The Participant's rights under the Options may not be assigned or transferred by the Participant other than by will or the laws of descent and distribution.

      11. Securities Laws. The Corporation may from time to time impose any conditions on the exercise of the Options as it deems necessary or advisable to ensure that the Options granted hereunder, and each exercise thereof, satisfy the applicable requirements of federal and state securities laws. Such conditions to satisfy applicable federal and state securities laws may include, without limitation, the partial or complete suspension of the right to exercise the Options until the offering of the shares covered by the Options have been registered under the Securities Act of 1933, or the printing of legends on all stock certificates issued to the Participant referring to the restrictions on the transferability of such shares.

      12. Rights Prior to Issuance of Certificates. Neither the Participant nor any person to whom the rights of the Participant shall have passed by will or the laws of descent and distribution shall have any of the rights of a stockholder with respect to any shares of Common Stock until the date of the issuance to him of certificates for such Common Stock as provided in Paragraph 6 above.

      13. Agreement Subject to Option Plan. This Agreement and the rights and obligations of the parties hereto are subject to and governed by the terms of the Plan as the same may be amended from time to time, the provisions of which are incorporated by reference into this Agreement.

      14. Withholding. The Company's obligation to deliver all or any of the Shares upon the exercise of the Option shall be subject to the applicable tax withholding requirements of the United States and any political subdivision thereof. Withholding tax due upon the exercise of any Option may be paid using the Shares upon such terms and conditions as the Board shall determine; provided, however, that the Board in its sole discretion may disapprove such form of payment and require that such taxes be paid in cash.

      15.   Miscellaneous.

            (a) This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

            (b) The terms of this Agreement may only be amended, modified or waived by a written agreement executed by both the Participant and the Corporation.

            (c) To the extent that any of the provisions of this Agreement are inconsistent with the provisions of Section 422 of the Internal Revenue Code and such inconsistency would cause any Options granted hereunder not to be treated as incentive stock options for federal income tax purposes, the provisions of this Agreement and of the Options granted hereunder shall be deemed to be amended in a manner to comply with the provisions of Section 422 of the Internal Revenue Code, as the case may be.

            (d) The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of Florida, without giving effect to principles of conflicts of law.

      IN WITNESS WHEREOF, the parties have executed this Agreement effective the date and year first above written.

ATTEST:                                     SUN HYDRAULICS CORPORATION

______________________________________      By:_________________________________
                             Secretary                                 President

                                            "PARTICIPANT"

                                            ____________________________________